                                                                   EXHIBIT 10.53


                               OPTION CERTIFICATE

                         OPTION TO PURCHASE COMMON STOCK

                                       OF

                              THE DWYER GROUP, INC.

                              Date: March 31, 1997




         This is to certify that, for value received, TARGET ENTERPRISES, INC., a Maryland corporation having an address of 10028 Whitworth Way, Elliott City, MD 21042 ("Holder"), is entitled to purchase, subject to the provisions of this Option, from THE DWYER GROUP, INC., a Delaware corporation ("Company"), TWENTY EIGHT THOUSAND FIVE HUNDRED (28,500) shares of Company's common stock, $.10 par value (such class of stock being referred to herein as the "Stock"), at TWO AND 25/100 DOLLARS ($2.25) per share (the "Exercise Price"). The number of shares of Stock to be received hereinafter set forth. The shares of Stock or other securities or property deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Option Shares." Unless the context otherwise requires, the term "Option" or "Options" as used herein includes this Option and any other Option or Options which may be issued pursuant to the provisions of this Option, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any registered transferee or transfers or registered assignee or assignees of Holder, who in each case shall be subject to the provisions of this Option, and when used with reference to Option Shares, means the holder or holders of such Option Shares.

         SECTION 1. Exercise of Option. Subject to the provisions of Section 9 hereof, this Option shall be exercised with the respect to the number of shares listed at the times set forth in the following schedule,


       Number of Shares                     Date
       ----------------                     ----

            5,700                      March 31, 1998
            5,700                      March 31, 1999
            5,700                      March 31, 2000
            5,700                      March 31, 2001
            5,700                      March 31, 2002

          by presentation and surrender to Company at its principal office of this Option and the Purchase Form annexed hereto duly executed and accompanied by payment, in cash, certified or official bank check payable to the order of Company in the amount of the Exercise Price for the number of Option Shares specified in such form. If this Option is exercised in part only, Company shall, promptly after presentation of this Option upon such exercise, execute and deliver a new Option evidencing the rights of Holder thereof to purchase the balance of the Option Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon and as of receipt by Company at its office, in proper form for exercise and accompanied by payment as herein provided, Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of Company shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to Holder.

         SECTION 2. Reservation of Shares. Company shall at all times after the Commencement Date and until expiration of this Option the number of Option Shares as shall be required for issuance and delivery upon exercise of this Option.

         SECTION 3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon exercise hereof, Company shall pay to Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (a) if the Stock is listed on a national securities exchange or admitted to unlisted trading privileges thereon, the current value shall be the last reported sale price of the Stock on such exchange on the last business day prior to the date of exercise of this Option, or if no such sale is made on such day, such price of the Stock for such immediately preceding day as such a sale occurred on such exchange; or

                  (b) if the Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported high and low prices of the Stock reported by a comparable exchange system selected by the Board of Directors of Company, on the last business day prior to the date of the exercise of this Option; or

                  (c) if the Stock is not so listed or admitted to unlisted trading privileges, and bid and asked prices are not so reported, the current value shall be an amount, not less than book value per share of Stock, determined in such reasonable manner as may be agreed to by the Board of Directors of Company and the Holder.

         SECTION 4. Transfer, Assignment or Loss of Option.

         4.1 This Option may not be assigned or transferred without the prior written consent of the Company. Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force and effect.

         4.2 Upon receipt by Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonable satisfactory indemnification to Company or (in the case of mutilation) presentation of this Option for surrender and cancellation, Company will execute and deliver a new Option of like tenor and date and any such lost, stolen, destroyed or mutilated Option shall thereupon become void. Any Option Certificate or Certificates of different denominations, of like tenor and representing the aggregate the same number of Options, upon surrender of such Option Certificate or Certificates, with the Form of Assignment fully filled in and executed, to the Company at its principal office, at any time or from time to time after the close of business on the Expiration Date. The Company shall promptly cancel the surrendered Option Certificate and deliver the new Option Certificate pursuant to the provisions of this Section.

         Section 5. Adjustment in the Number of Option Shares Purchasable and Exercise Price

         5.1 The number of shares of Stock for which this Option may be exercised shall be subject to adjustment as follows:

                  (a) in the event there is a subdivision or combination of the outstanding shares of Stock into a larger or smaller number of shares, the number of shares of Stock for which this Option may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Stock:

                  (b) if Company declares a dividend on Stock payable in Stock or securities convertible into Stock, the number of shares of Stock for which this Option may be exercised shall be increased, as of the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Stock as a result of such dividend:

                  (c) if Company decides to offer rights to all holders of Stock which entitle them to subscribe to additional Stock or securities convertible into Stock, Company shall give written notice of any such proposed rights offering to Holder at least fifteen days prior to the proposed record date in order to permit Holder to exercise this Option on or before such record date. There shall be no adjustment in the number of shares of Stock for which this Option may be exercised or the Exercise Price by virtue of such rights offering or by virtue of any sale of any class of securities of Company pursuant to such rights offering; and

                  (d) if the Company declares a dividend to its shareholders of securities of any subsidiary of the Company, Holder, upon exercise thereof, shall be entitled to receive the shares of such securities that Holder would have been entitled to receive at the same aggregate Exercise Price if Holder's Options had been exercised immediately prior to such dividend.

         5.2 In the event at any time prior to the expiration of this Option of any reorganization or reclassification of the outstanding shares of Stock (other than a change in per value, or from no par value to par value, or from par value to nor par value, or as a result of a subdivision or combination), Holder shall have the right, but not the obligation, to exercise this Option. Upon such exercise, Holder shall have the right to receive the same kind and number of shares of stock and other securities, cash or other property as would have been distributed to Holder upon such reorganization or reclassification had Holder exercised this Option immediately prior to such reorganization or reclassification. Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Option. If any such reorganization or reclassification results in a cash distribution in excess of the Exercise Price provided by this Option, Holder may, at Holder's option, exercise this Option without making payment of the Exercise Price, and in such case Company shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder, shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

         5.3 If Company shall, at any time prior to the expiration of this Option, dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise this Option. Upon such exercise Holder shall have the right to receive, in lieu of the shares of Stock that Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to Holder upon any such dissolution, liquidation or winding up with respect to such shares of Stock had Holder been the holder of record of such shares of Stock receivable upon exercise of this Option on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided for by this Option, Holder may, at Holder's option, exercise this Option without making payment of the Exercise Price and, in such case, Company shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

         5.4 In the event at any time prior to the expiration of this Option that Company is merged into or consolidated with another corporation under circumstances where Company is not the surviving corporation, or more than 50 percent (50%) of the outstanding voting securities of Company are owned by another corporation as a result of such merger or consolidation, then at the election of the Board of Directors of Company (i) the successor entity shall assume Company's obligations hereunder and Holder shall be entitled, upon exercise of this Option, to receive in lieu of shares of Stock shares of such stock or other securities as the holder of shares of Stock received pursuant to the terms of the merger or consolidation or (ii) this Option may be canceled by the Board of Directors of Company as of the effective date of any such merger or consolidation, provided that (x) written notice of such cancellation shall be given to Holder, and (y) Holder shall have the right to exercise this Option in full during a thirty day period preceding the effective date of such merger or consolidation.

         5.5 Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by Company) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

         5.6 Whenever the number of shares of Stock purchasable upon the exercise of this Option is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise of this Option immediately prior to such adjustment and the denominator of which shall be the number of shares of Stock purchasable immediately after such adjustment.

         SECTION 6. Officer's Certificate. Whenever the number of Option Shares or the Exercise Price shall be adjusted as required by the provisions of Section 5 hereof, Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, a certificate of the chief executive officer of Company setting forth the number and kind of shares purchasable, as so adjusted, stating that such adjustments in the number or kind of shares or other securities conform to the requirements of Section 5 of this Option, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Company will deliver, by first-class, postage pre-paid mail, a brief summary thereof (to be supplied by the Company) to the Holder; provided, however, that failure to file or to give any notice required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under Section
5. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by Holder.

         SECTION 7. Notice to Holder. So long as this Option shall be outstanding, (i) if Company shall pay any dividend or make any distribution upon the Stock otherwise than in cash or (ii) if Company shall offer to the holders of Stock for subscription or purchase by them any shares of any class of stock of the Company or any other rights or (iii) if there shall be any capital reorganization of Company, reclassification of the capital stock of Company, consolidation or merger of Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of Company, or voluntary or involuntary dissolution, liquidation or winding up of company, then in any such event, Company shall cause to be mailed by certified mail to Holder, at least 20 days prior to the relevant date described below, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or such reclassification, organization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up and the date or expected date as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon such event.

         SECTION 8. Option Certificate Holder Not Deemed a Stockholder. Holder shall not, solely because of holding the Option, be entitled to vote, receive dividends or be deemed the holder of Common Stock or any other securities of the Company which at any time may be issuable on the exercise of the Options for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any time thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 7 hereof), or to receive dividend or subscription rights, or otherwise, until such Option Certificate shall have been exercised in accordance with the provisions hereof and the receipt of the Exercise Price and any other amounts payable upon such exercise by the Company.

         SECTION 9.  Registration Rights.

         9.1 Registration Rights. In the event the Company files a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") Holder may demand the inclusion in such Registration Statement (and any related qualification under blue sky laws or other compliance) of this Option.

         9.2 Registration Procedures.

                  (a) In performing its obligations under Section 9.1 with respect to registration of the Options, Company shall, subject to the limitations provided herein, as expeditiously as possible:

                           (i) before filing the Registration Staminate or the prospectus (the "Prospectus") which will be included as a part of the Registration Statement, or any amendments thereto, including documents incorporated by reference, Company will furnish to Holder draft copies of all such documents proposed to be filed (other than exhibits, unless so requested) a reasonable time prior thereto, which documents will be subject to the reasonable review of Holder and its counsel, and will notify Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove such stop order if entered;

                           (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective and to comply with the provisions of the Securities Act with respect to the deposition of this Option and all Option Shares covered by the Registration Statement;

                           (iii) use its reasonable efforts to (a) register or qualify the Options and Option Shares under such other securities or blue sky laws of such jurisdictions as Holder shall reasonably request,
         (b) Registration Statement remains in effect, and (c) take any other action which may be reasonably necessary or advisable to enable Holder to consummate the disposition of the Options or Option Shares in such jurisdictions, except that Company shall no for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iii) be obligated to be so qualified;

                           (iv) use its reasonable efforts to cause the Options and Option Shares to be registered with or approved by such other United States federal or state governmental agencies or authorities as may be necessary to enable Holder to consummate the disposition of the Options or Option Shares;

                           (v) if requested by Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as Holder reasonably requests to be included therein with respect to the number of Option Shares being sold by Holder and Holder's plan of distribution and promptly make all required filings of such prospectus supplement or post-effective amendment;

                           (iv) cooperate with Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Option Shares to be sold under the Registration Statement, in such denominations and registered in such names as Holder may reasonably request.

                  (b) All expenses incident to Company's performance of its obligations under this Section 9, including without limitation, all registration and filing fees, fees and expenses of compliance with securities and Blue Sky laws, printing expenses, fees and disbursements of Company's counsel, independent certified public accountants, and other persons retained by Company (all such expenses being therein call "Registration Expenses") will be borne by Company. The Shareholder shall be responsible for all selling fees, expenses, discounts and commissions relating to the Option Shares and for the fees and expenses of counsel and other persons engaged by the Shareholder.

                  (c) The Company shall take all actions reasonable necessary to enable the Holder to sell the Option Shares without registration under the Securities Act within the limitations of the exemptions provided by
         (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time; or (b) any similar rule or regulation hereafter adopted by the commission including, without limitation, filing on a timely basis all reports required to be filed by the Securities Exchange Act of 1934, as amended. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

         9.3 Obligations of Holder.

                           (a) Holder agrees that it will offer and sell Options or Option Shares in compliance with all applicable state and federal securities laws.

                           (b) Holder agrees to promptly notify Company after any Options or Option Shares are sold and when Holder elects to terminate all further offers and sales of this Option Shares pursuant to the Registration Statement.

         9.4 Indemnification.

                           (a) Indemnification by the Company. To the extent permitted by law, the company will, and hereby does, indemnify and hold harmless Holder, its directors and officers, each other natural person, corporation, business trust, association, company, partnership, joint venture and other entity (each, a "Person") who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Holder or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such of any material fact contained in any registration statement under which such of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the company will reimburse Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Holder expressly for use in the preparation thereof, and to the Company by Holder expressly for use in the preparation thereof, and provided further that the Company shall not be liable to any person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or as based upon any violation by it of the Securities Act or the Exchange Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of Shares by Holder.

                           (b) Indemnification by Holder. To the extent permitted by law, Holder will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set further in subdivision (a) of this Section 9.4, each underwriter, each Person who controls such underwriter within the meaning of the securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement of any untrue fact in such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be state therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Company by Holder expressly for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, and with respect to any violation by Holder of the Securities Act or the Exchange Act.

                           (c) Notices of Claim, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 9.4, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 9.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties actually exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from a liability in respect to such claim or litigation.

                           (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 9.4 (with appropriate modifications) shall be given by the Company and Holder with respect to many required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                           (e) Indemnification Payments. The indemnification required by this Section 9.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                           (f) Contribution. If the indemnification provided for in this Section 9.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute tot he amount paid or payable by such indemnified party as a result of such loss, claims, damages. liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damage, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.4(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consecrations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is a available under this Section 9.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9.4(a) through Section 9.4(e) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 9.4(f)

         9.5 Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the company in the performance of or compliance with any of the terms of this Option are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against the violation of any of the terms hereof or otherwise, in addition to any other remedies which may be available at law or in equity.

         SECTION 10. Agreement of Holder. The Holder, by accepting this Option consents and agrees with the Company that:

                           (a) The Options are transferable on the registry books of the Company only upon the terms and conditions set forth in this Option; and

                           (b) The Company may deem and treat the person in whose name the Option is registered as the absolute owner of the Option (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Option Agent) for all purposes whatever and the Company shall not be affected by any notice to the contrary, except as set forth in Section 4 of this Option.

         SECTION 11. Governing Law. This Option shall be construed in accordance with the laws of the State of Oklahoma applicable to contracts executed and to be performed wholly within such state.

         SECTION 12. Notice. Notices and other communications to be given to Holder of the Options evidenced hereby shall be delivered by hand or by first-class mail, postage prepaid, to RONALD L. ABREMSKI, 10028 Whitworth Way, Elliott City, MD 21042 (until another address is filed in writing by the Holder with the Company). Notices or other communications to Company shall be deemed to have been sufficiently give if delivered by hand or by first-class mail, postage prepaid to Company at 1020 North University Parks Drive, Waco, TX 76707, or such other address as Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

         SECTION 13. Successors. All the covenants and provisions of this Option by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder, and all covenants and provisions of this Option by or for the benefit of the Holder of this Option shall bind and inure to the benefit of the registered holder of the Options.

         SECTION 14. Termination. This Agreement shall terminate as of the close of business on the Expiration Date, or such earlier date upon which all Options shall have been exercised or deemed. However, with respect to obligations contained herein regarding the registration of the Option Shares, such obligations shall continue on and after the Expiration Date if the Option is fully or partially exercised on or before the Expiration Date.

         SECTION 15. Benefits of This Agreement. Nothing in this Agreement or in the Option Certificates shall be construed to give to any person or corporation other than the Company, and its respective successors and assigns hereunder and the registered holders of the Options any legal or equitable right, remedy or claim under this warrant, but this Agreement shall be for the sole and exclusive benefit of the Company and its respective successors and assigns hereunder and the registered holders of the Options.

         SECTION 16. Transfer Books. The Company will at no time close its transfer books against the transfer of this Option in any manner which interferes with the timely exercise of this Option.

         SECTION 17. Amendment. This Option Certificate may be modified or amended and any provision hereof may be waived only be a writing executed by the Company and the Holder.

         IN WITNESS WHEREOF, Company has executed this Option as of the date set forth above.

                                           THE DWYER GROUP, INC.

                                           By:
                                               --------------------------------


THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR TRANSFERRED IN WHOLE OR IN PART, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), HAS BEEN DECLARED EFFECTIVE WITH RESPECT TO SUCH SECURITIES, OR COUNSEL SATISFACTORY TO THE DWYER GROUP, INC. HAS RENDERED AN OPINION TO THE DWYER GROUP, INC. IN FORM AND SUBSTANCE SATISFACTORY TO THE DWYER GROUP, INC. THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT OR THE RULES AND REGULATIONS THEREUNDER.

                                  PURCHASE FORM

                                                        Dated ___________, 19__

         The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing _____shares of Stock and hereby makes payment of $_____in payment of the actual exercise price thereof.




                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name:
      -------------------------------------------------------------------------
                   (Please typewrite or print in block letters)

Address:
         ----------------------------------------------------------------------

                      Signature:
                                  ---------------------------------------------



                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto:

Name:
      -------------------------------------------------------------------------
                   (Please typewrite or print in block letters)

Address:
         ----------------------------------------------------------------------

the right to purchase Stock represented by this Option to the extent of shares of Stock and does hereby irrevocably constitute and appoint _______________, attorney, to transfer the same on the books of Company with full power of constitution in the premises.

Dated:                                  ,                 .
        --------------------------------  ----------------

                      Signature:
                                  ---------------------------------------------